EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

NNB

INCORPORATED UNDER THE LAWS               THIS CERTIFICATE IS TRANSFERABLE IN
OF THE STATE OF WISCONSIN                 CINCINNATI, OHIO OR NEW YORK, NEW YORK

                       NICOLET BANKSHARES, INC
                                                               CUSIP 65406E 10 2

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

This certifies that



is the registered holder of

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $0.01 PER
                                    SHARE, OF

                            NICOLET BANKSHARES, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


     Witness the facsimile signatures of its duly authorized officers.

Dated:

/s/ Robert B. Atwell                                /s/ Michael E. Daniels
-------------------------------------               ----------------------------
PRESIDENT AND CHIEF EXECUTIVE OFFICER               SECRETARY

                            NICOLET BANKSHARES, INC.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM- as tenants in common          UNIF GIFT MIN ACT -.     Custodian
TEN ENT- as tenants by the entireties                      -----          ------
JT TEN - as joint tenants with right                       (Cust)        (Minor)
Of Survivorship and not as tenants in          under Uniform Gifts to Minors Act

                                               ---------------------------------
                                                           (State)

                               UNIF TRF MIN ACT -.    Custodian (until age)
                                                  ----                     -----
                                                 (Cust)                  (Minor)

                                                under Uniform Gifts to Transfers
                                          ------
                                          (Minor)
                                          to Minors Act
                                                       -------------------------
                                                                (State)


     For value received,                       hereby sells, assigns and
                         ---------------------
     transfers unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
         --------------------------------------

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         |                                    |
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          Shares
     --------------------------------------------------------------------
     of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
     ------------------------------------------------------------------
     to transfer the said stock on the books of the within-named Bank with full power of substitution in the premises.

     Dated
          -----------------

                            X
                             ---------------------------------------

                            X
                             ---------------------------------------

                     NOTICE:
                               THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.)

Signature(s)  Guaranteed

By
  --------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17 A-d 15.